EXHIBIT 10.1

AMENDMENT NUMBER ONE
TO CREDIT AGREEMENT

THIS AMENDMENT NUMBER ONE TO CREDIT AGREEMENT (this “Amendment”), dated as of November 27, 2015, is entered into by and among ELECTRO RENT CORPORATION, a California corporation (“Borrower”), the lenders from time to time party to the below-defined Credit Agreement (the “Lenders”), and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and in light of the following:
W I T N E S S E T H
WHEREAS, Borrower, Lenders, Administrative Agent, and J.P. Morgan Securities LLC, as sole bookrunner and sole lead arranger, are parties to that certain Credit Agreement, dated as of November 19, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Borrower has requested that the Administrative Agent and the Lenders make certain amendments to the Credit Agreement;
WHEREAS, upon the terms and conditions set forth herein, Administrative Agent and the Lenders are willing to accommodate Borrower’s requests and grant the amendments; and
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2.	Amendments to Credit Agreement.

(a)Section 1.01 of the Credit Agreement is hereby amended by amending and restating or adding (as applicable) the following definitions in the appropriate alphabetical order:

““Maturity Date” means November 30, 2017.”

““First Amendment” means that certain Amendment Number One to Credit Agreement, dated as of the First Amendment Effective Date, by and among Borrower, Lenders, and the Administrative Agent.”

““First Amendment Effective Date” means November 27, 2015.”

“Tangible Net Worth” means (a) total assets less (b) Intangible Assets, less (c) total liabilities, plus (d) Indebtedness that is subordinated in right of payment to the Indebtedness under the Loan Documents on terms satisfactory to Administrative Agent.”

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(b)Section 2.17 of the Credit Agreement is hereby amended by adding the following subsection (j):

“(j) From and after the First Amendment Effective Date, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the First Amendment as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
3.Conditions Precedent to Amendment. The satisfaction or waiver of each of the following shall constitute conditions precedent to the effectiveness of the Amendment:

(a)    Administrative Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b)    Administrative Agent shall have received the reaffirmation and consent of each Loan Party (other than Borrower) attached hereto as Exhibit A, duly executed and delivered by an authorized official of each such Loan Party.

(c)    After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the test thereof), as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

(d)    No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, any other Loan Party, Administrative Agent, or any Lender.

(e)    After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated herein.

(f)    All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Administrative Agent.

4.Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and the Lenders as follows:

(a)    It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

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(b)    The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is or will be a party (i) have been duly authorized by all necessary corporate and, if required, stockholder action, and (ii) do not and will not (A) violate any Requirement of Law applicable to Borrower or any of its Subsidiaries or any order of any Governmental Authority, (B) will not violate or result in a default under any indenture, agreement or other instrument binding upon Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by Borrower or any of its Subsidiaries, and (C) will not result in the creation or imposition of any Lien on any asset of Borrower or any of its Subsidiaries.

(c)    No consent or approval of, registration or filing with, or any action by, any Governmental Authority, except such as have been obtained or made, is required in connection with the due execution, delivery and performance by it of this Amendment or any other Loan Document to which it is or will be a party.

(d)     This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Person that is a party thereto, will be a legal, valid and binding obligation of each such Person, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(e)    No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower, any other Loan Party, Administrative Agent, or any Lender.

(f)    No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment, and no condition exists which constitutes a Default or an Event of Default.

(g)    The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the test thereof), as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

(h)    This Amendment has been entered into without force or duress, of the free will of each Loan Party, and the decision of each Loan Party to enter into this Amendment is a fully informed decision and such Person is aware of all legal and other ramifications of each decision.

(i)    It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

5.Payment of Costs and Fees. Borrower shall pay to Administrative Agent and each Lender all costs, all out-of-pocket expenses, and all fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto. In addition thereto, Borrower agrees to reimburse Administrative Agent and each Lender on demand for its

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costs arising out of this Amendment and all documents or instruments relating hereto (which costs may include the reasonable fees and expenses of any attorneys retained by Administrative Agent or any Lender).

6.Governing Law. This Amendment shall be subject to the provisions regarding governing law, jurisdiction, consent to service of process, waiver of jury trial, and judicial reference set forth in Section 9.09 and Section 9.10 of the Credit Agreement, and such provisions are incorporated herein by this reference, mutatis mutandis.

7.Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

8.Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9.Effect on Loan Documents.

(a)    The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents, and shall not operate as a consent to any matter under the Loan Documents. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power or remedy of the Lenders in effect prior to the date hereof. The amendments and waivers set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Default or Event of Default. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

(b)    Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

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(c)    To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(d)    This Amendment is a Loan Document.

(e)    Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

10.Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

11.Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

12.Reaffirmation of Obligations. Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to Administrative Agent, on behalf and for the benefit of Administrative Agent and the Lenders, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof.

13.Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as amended hereby.

14.Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Michael A. Pogue
Name:	Michael A. Pogue
Title:	Credit Executive - CB

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ELECTRO RENT CORPORATION,
a California corporation

By: /s/ Steven Markheim
Name: Steven Markheim
Title: President and Chief Operating Officer

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Exhibit A

REAFFIRMATION AND CONSENT

All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement dated as of November 19, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among ELECTRO RENT CORPORATION, a California corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and J.P. MORGAN SECURITIES, LLC, as sole bookrunner and sole lead arranger. The undersigned Loan Parties each hereby (a) represents and warrants to Administrative Agent and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent are within its organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) consents to the amendment of the Credit Agreement as set forth in the Amendment, (c) acknowledges and reaffirms its obligations owing to Administrative Agent and the Lenders under any Loan Documents to which it is a party, and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, they each understand that neither Administrative Agent nor any Lender has any obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

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IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

ELECTRO RENT ASIA, INC.,
a California corporation, as a Loan Party

By: /s/ Steven Markheim
Name: Steven Markheim
Title: President and Chief Operating Officer

ER INTERNATIONAL, INC.,
a Delaware corporation, as a Loan Party

By: /s/ Steven Markheim
Name: Steven Markheim
Title: President and Chief Operating Officer